UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 11, 2007

POMEROY IT SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-20022	31-1227808
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1020 Petersburg Road, Hebron, KY 41048
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (859) 586-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pomeroy IT Solutions, Inc. (the “Company”) has entered into a Special Change in Control Bonus Agreement (a “CIC Bonus Agreement”) with the following named executive officers: Kevin Gregory, Senior Vice President, Chief Financial Officer; Hope Griffith, Senior Vice President of Service Delivery; Keith Blachowiak, Senior Vice President, CIO of Business Technology; and John McKenzie, Senior Vice President of Sales Mid Market, Public Sector and Alliance Sectors. The Company previously reported in a Form 8-K filed on December 11, 2007 that it had entered into a CIC Bonus Agreement with Christopher C. Froman, the Company’s new Senior Vice President of Sales and Marketing.

Each of the CIC Bonus Agreements is effective from December 11, 2007 until the earlier to occur of a Change in Control or December 31, 2009 (the “Term”).  The CIC Bonus Agreement provides that in the event that the officer’s employment is terminated, during the Term, due to a termination by the Company without cause (as defined in each officer’s employment agreement), death or Disability, at the time of a Change in Control transaction, or if the Company subsequently consummates a Change in Control transaction under certain conditions as provided in the CIC Bonus Agreement, then the Company shall pay the officer a special bonus in the amount specified in the CIC Bonus Agreement.  The respective bonus amounts for the foregoing officers are:  Kevin Gregory - $310,000; Hope Griffith - $250,000; Keith Blachowiak - $235,000; and John McKenzie - $225,000.

The foregoing discussion is qualified in its entirety by reference to each officer’s respective CIC Bonus Agreement, which agreements are filed as Exhibits 10.1 through 10.5 to this report and incorporated herein by reference.  Capitalized terms not defined herein have the meanings set forth in the respective CIC Bonus Agreement.

Section 9. – Financial Statements and Exhibits

Item 9.01 Financial statements and Exhibits

(c)	Exhibits

10.1	Special Change in Control Bonus Agreement by and between Pomeroy IT Solutions, Inc. and Kevin G. Gregory, effective December 11, 2007.

10.2	Special Change in Control Bonus Agreement by and between Pomeroy IT Solutions, Inc. and Hope Griffith, effective December 11, 2007.

10.3	Special Change in Control Bonus Agreement by and between Pomeroy IT Solutions, Inc. and John McKenzie, effective December 11, 2007.

10.4	Special Change in Control Bonus Agreement by and between Pomeroy IT Solutions, Inc. and Keith Blachowiak, effective December 11, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POMEROY IT SOLUTIONS, INC.

Date: December 14, 2007	By: /s/ Keith R. Coogan
Keith R. Coogan, President and Chief Executive Officer